UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2003

                            CAPITAL BANK CORPORATION


             (Exact name of registrant as specified in its charter)



      North Carolina                   0-30062                  56-2101930
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification Number)


                               4901 Glenwood Ave.
                          Raleigh, North Carolina 27612
                    (address of principal executive offices)

                                 (919) 645-6400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated August 14, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION *

On August 14, 2003, Capital Bank Corporation (Nasdaq: CBKN) issued a press release revising its financial results for the quarterly period ended June 30, 2003. A copy of the registrant's press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


* Pursuant to General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K is furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2003

                           CAPITAL BANK CORPORATION





                           By:  /s/ James A. Beck
                           -------------------------------------
                           James A. Beck
                           President and Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibit
-----------       ----------------------

99. 1             Press Release dated August 14, 2003